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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act, of 1934


                       Date of Report: September 26, 2003
                        (Date of earliest event reported)



                 ABN AMRO Mortgage Corporation, Series 2003-11
                 ---------------------------------------------
             (Exact name of registrant as specified in its charter)

DELAWARE                              333-101550                 36-3886007
-------------------------------      -----------              ----------------
(State or Other Jurisdiction of      (Commission              (I.R.S. Employer
Incorporation)                       File Number)            Identification No.)

135 South LaSalle Street                              60603
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Chicago, Illinois                                  (Zip Code)
(Address of Principal
Executive Offices)


Registrant's telephone number, including area code, is (312) 904-2000



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Item 2.           Acquisition or Disposition of Assets.

                  On September 26, 2003, ABN AMRO Mortgage Corporation caused the issuance and sale of the Multi-Class Mortgage Pass-Through Certificates, Series 2003-11, pursuant to the Pooling and Servicing Agreement, dated as of September 1, 2003, among ABN AMRO Mortgage Corporation as depositor, ABN AMRO Mortgage Group, Inc., as seller and servicer and JPMorgan Chase Bank, as trustee.

Item 7.           Financial Statements, Pro Forma Financial Information and
                  Exhibits.

                  (a) Not applicable
                  (b) Not applicable
                  (c) Exhibits:

Exhibit No.                Document Description

1.1 Underwriting Agreement, dated as of January 23, 2003, among ABN AMRO Mortgage Corporation, LaSalle Bank Corporation, Credit Suisse First Boston LLC and ABN AMRO Financial Services, Inc.

1.2 Terms Agreement dated September 24, 2003, among ABN AMRO Mortgage Corporation, LaSalle Bank Corporation, Credit Suisse First Boston LLC and ABN AMRO Financial Services, Inc.

4.1 Pooling and Servicing Agreement dated as of September 1, 2003, among ABN AMRO Mortgage Corporation, as depositor, U.S. Bank National Association, as trustee, Washington Mutual Mortgage Securities Corp., as servicer.

4.2 Whole Loan Purchase Agreement dated as of September 1, 2003, between ABN AMRO Mortgage Group, Inc. and Washington Mutual Mortgage Securities Corp.

4.3 Mortgage Loan Purchase Agreement dated September 26, 2003, between Washington Mutual Mortgage Securities Corp. and ABN AMRO Mortgage Corporation.


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         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                         ABN AMRO MORTGAGE
                                                CORPORATION

                                         By: /s/ Maria Fregosi
                                            ------------------------
                                         Name:   Maria Fregosi
                                         Title:  Vice President

Dated: October 14, 2003